UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  X
Filed by a Party other than the Registrant ___

Check the appropriate box:
X      Preliminary Proxy Statement
___ Confidential, For Use by the Commission Only (as permitted by Rule 14a-6(e)(2))
___    Definitive Proxy Statement
___    Definitive Additional Materials
___    Soliciting Material Under Rule 14a-12

                             Wells Fargo Funds Trust
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X      No fee required
___    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
-------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:  N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
-------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:  N/A
-------------------------------------------------------------------------
(5) Total fee paid:  N/A
-------------------------------------------------------------------------
___     Fee paid previously with preliminary materials.
___     Check box if any part of the fee is offset as provided  by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
-------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:  N/A
-------------------------------------------------------------------------
(3) Filing Party:  N/A
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(4) Date Filed:  N/A
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Notes:

                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105

                                [March __, 2001]

Dear Valued Shareholder:

         On behalf of the Board of Trustees of Wells Fargo Funds Trust (the "Trust") we are pleased to invite you to a special meeting of the shareholders (the "Meeting") of the Trust's OTC Growth Fund (the "Fund") to be held at [10:30 a.m.], Pacific time, on May 31, 2001, in the Directors Room at 525 Market Street, 10th Floor, San Francisco, California.

         At the Meeting, shareholders will be asked to approve an investment sub-advisory agreement with Golden Capital Management, LLC ("Golden"). Golden, formerly a division of Smith Asset Management Group, LP ("SAMG"), the current sub-advisor for the Fund, was spun off as an independent investment advisor in December 2000. This change in ownership has not resulted in any change to the investment professionals who manage the Fund, both of whom are currently employees of both Golden and SAMG. Nevertheless, the federal securities laws require that shareholders of the Fund approve a new investment sub-advisory agreement in order to allow Golden to replace SAMG as investment sub-advisor to the Fund. The Golden agreement is substantially the same as the SAMG agreement previously approved by shareholders, and the general array of sub-advisory services provided under the new agreement and the fee rates payable for sub-advisory services remains unchanged. Accordingly, we are soliciting your vote on a new investment sub-advisory agreement with Golden.

         However, substantially all of the Fund's shares are owned by another fund in the Wells Fargo Funds Family. This controlling shareholder can effectively determine the outcome of this matter. None of the costs associated with this proxy solicitation will be borne by the Fund or its shareholders.

                          THE TRUST'S BOARD OF TRUSTEES
                     UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO
                      APPROVE THE PROPOSED NEW SUB-ADVISORY
                             AGREEMENT FOR THE FUND.

         The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. The proposed new sub-advisory agreement and the reasons for the unanimous recommendation of the Trust's Board are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact the Trust.

         We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

                                            Sincerely,

                                            Michael J. Hogan
                                            President
                                            Wells Fargo Funds Trust

                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105

                                 OTC GROWTH FUND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR MAY 31, 2001


To OTC Growth Fund Shareholders:

PLEASE TAKE NOTE THAT a special meeting of the shareholders (the "Meeting") of the OTC Growth Fund of Wells Fargo Funds Trust will be held at [10:30 a.m.], Pacific time, on May 31, 2001, in the Directors Room at 525 Market Street, 10th Floor, San Francisco, California, for the purpose of considering and voting upon:

         ITEM 1. Approval of a new investment sub-advisory agreement with Golden Capital Management, LLC.

         ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).

         Item 1 is described in the attached Proxy Statement.

             THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

         Shareholders of record as of the close of business on March 16, 2001 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

                                            By Order of the Board of Trustees,

                                            C. David Messman
                                            Secretary


[March __, 2001]


              YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER
              OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR
            PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
      YOU MAY ALSO VOTE IN PERSON AT THE MEETING TO BE HELD AT [10:30 A.M.]
                ON MAY 31, 2001 AT 525 MARKET STREET, 10TH FLOOR,
                           SAN FRANCISCO, CALIFORNIA.

                                 PROXY STATEMENT
                              Dated March __, 2001

                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105


         This proxy statement (this "Proxy") is furnished in connection with the solicitation of proxies by the Board of Trustees of Wells Fargo Funds Trust (the "Trust") for a special meeting of shareholders of the Trust's OTC Growth Fund (the "Fund") to be held May 31, 2001 at [10:30 a.m.], Pacific time, in the Directors Room at 525 Market Street, 10th Floor, San Francisco, California 94105. Throughout this Proxy, the Board of Trustees is sometimes referred to as the "Board." In addition, the special meeting and any adjournment(s) are referred to as the "Meeting." The Meeting has been called to consider the following proposal:

o____To approve a new investment sub-advisory agreement with Golden Capital Management, LLC ("Golden").

         Additional information about the Fund and Golden is available in the prospectus for the Fund, in the statement of additional information, or SAI, for the Fund, and in the Fund's annual report to shareholders, which includes audited financial statements.

         All of these documents have been filed with, and are also available from, the Securities and Exchange Commission (the "SEC"). The annual report to shareholders for the fiscal year ended September 30, 2000 and the most recent prospectus, dated February 1, 2001, have previously been mailed to shareholders. Additional copies are available without charge by writing to Wells Fargo Funds Trust, P.O. Box 8266, Boston, MA 02266-8266, or by calling 1-800-222-8222, option 5. These documents also are available on the website of the SEC at www.sec.gov. It is expected that this Proxy will be mailed to shareholders in late March.

                   APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

         Overview

         The investment sub-advisor for the Fund is currently Smith Asset Management Group, LP ("SAMG"), which, until recently, provided day-to-day portfolio management services through Golden Capital Management, one of its divisions. In December 2000, Golden was spun off from SAMG as an independent investment advisor (the "Transaction") in connection with its selection by Strategic Investment Group Ventures, LLC ("SIGV"), a goint venture between Strategic Investment Management and the California Public Employees' Retirement System ("CalPERS"), to participate in CalPERS's Manager Development Program. Following the Transaction, SAMG retained a minority ownership interest
(approximately 25%) in Golden, and the Fund's individual portfolio managers became employees of both SAMG and Golden. Services were structured in this manner to preserve the continuity of portfolio management services and the effectiveness of the current sub-advisory agreement with SAMG until shareholder approval of the new agreement with Golden could be obtained.

         The Board of Trustees of the Fund, at an in-person meeting held on February 6, 2001, determined that it is in the best interests of the Fund to continue to be managed by the current portfolio managers in their capacity as employees of Golden. Because Golden is now a separate company with new owners, the Investment Company Act of 1940 (the "1940 Act") requires that the Board and shareholders approve a new investment sub-advisory agreement (the "New Agreement") for the Fund.

         Description of the New Agreement

         The New Agreement is based on the current investment sub-advisory agreement ("Current Agreement") with SAMG. The New Agreement is substantially the same as the Current Agreement, with the scope and type of services under the New Agreement being substantially identical. Pursuant to the New Agreement, Golden will determine what securities and other investments will be purchased, retained or sold by the Fund, and will place the daily orders for the purchase or sale of securities. The New Agreement also provides that Golden will provide additional services related to the continuous investment program, including recordkeeping services; will comply with all applicable rules and regulations of the SEC; will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; will use its best efforts to seek on behalf of the Fund the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Fund and/or other accounts over which Golden exercises investment discretion. Golden has advised Wells Fargo Funds Management, LLC ("Funds Management") that it does receive such research services, which are used for the benefit of the Fund and also for other clients. Funds Management will retain primary authority over the management of the Fund and the investment and disposition of the Fund's assets as primary advisor to the Fund.

         If approved by shareholders at the Special Meeting, the New Agreement will remain in effect for a two-year period following the date of such approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not "interested persons" of the Fund, Funds Management, or Golden, as that term is defined in the 1940 Act (the "Non-Interested Trustees"). The investment sub-advisory fee rate payable to Golden under the New Agreement is the same as that in effect under the Current Agreement.

         Copies of the New Agreement are available upon request by writing the Trust at the address specified above.

         Board Consideration

         SAMG serves as the sub-advisor to the Fund pursuant to the Current Agreement, which is dated November 8, 1999, as amended July 25, 2000, and was approved by the sole shareholder of the Fund on July 31, 2000. The fee rate as approved by the Board and the sole shareholder is as follows: 0.25% of the first $250 million in assets, 0.23% of the next $250 million in assets, and 0.20% of all assets above $500 million, all as a percentage of average net assets on an annual basis. The Current Agreement and the New Agreement were approved by the Board, including a majority of the Non-Interested Trustees, at regular in-person meetings held on May 9, 2000, and February 6, 2001, respectively.

         At the February 6, 2001 meeting, the Board was informed of the Transaction, and the retention of the Fund's portfolio managers as employees of SAMG and Golden for an interim period until shareholder approval of a sub-advisory relationship with Golden could be obtained. The Board was provided with information concerning the New Agreement and was informed of the standards that the Board should apply in determining whether to approve the New Agreement. The information provided by Funds Management to the Board included a description of the Transaction, and a discussion of how the Transaction would affect Golden's ability to perform its duties as set forth in the New Agreement. In this regard, Funds Management informed the Board that it did not expect that the Transaction would have a material effect on the quality or nature of the sub-advisory services provided to the Fund or on the operations of the Fund or its shareholders. Funds Management also noted that it did not anticipate any material change in the day-to-day operations of Golden and that the internal management structure of Golden remained largely unchanged after the Transaction.

         At the February 6 meeting, the Board, including the Non-Interested Trustees, unanimously approved the New Agreement. Specifically, the Board determined that the compensation payable under the New Agreement was fair and equitable. The compensation payable under the New Agreement is the same as that payable under the Current Agreement. The Board also determined that the scope and quality of services to be provided to the Fund under the New Agreement would be at least equivalent to the scope and quality of services provided under the Agreement. The Board based its decision to recommend the approval of the New Agreement on the following material factors: (i) the scope and type of services contemplated under the New Agreement, the sub-advisory fees, and the level of service provided to the Fund; (ii) the representations made with respect to the financial strength of Golden; (iii) the continued employment by Golden of investment professionals previously employed by SAMG to manage the assets of the Fund; (iv) the depth of management experience with respect to Golden's personnel following the change of control, including those persons who would be involved in the daily management of the Fund; (v) the investment record of Golden Capital Management (as a division of SAMG) in managing the Fund to date; and (vi) that Fund shareholders would not bear any costs associated with the proxy solicitation. In making its decision to recommend approving the New Agreement, the factors that the Board considered most important were the absence of changes to the level of service provided to the Fund, the fact that the sub-advisory fee rate to be charged under the New Agreement is no higher than the rate under the Current Agreement, and the substantially identical scope and type of services provided under both Agreements.

         Information Regarding Golden

         Golden Capital Management was originally formed in March 1999 as a division of SAMG. In December 2000, Golden was created as an independent SEC-registered investment advisory firm. Coincident with that event, SIGV made an equity investment of working capital and CalPERS, a parent of SIGV, located at Lincoln Plaza, 400 P Street, Sacrament CA 95814, engaged Golden to manage a portion of its assets. In return, SIGV received a 50% equity interest in the firm. The principals of Golden Capital Management, through a newly formed intity, GCM Partners, Inc., retained a 25% equity interest in Golden and provided for a 25% residual interest to be retained by SAMG.

         The owners and principal executive officers of Golden are listed below.


Name and Address                         Position at Golden                     Principal Occupation(s)
----------------                         -------------------                    -----------------------

Greg W. Golden, CFA                      President, Portfolio Manager           same as position at Golden
c/o Golden Capital Management            and Principal of GCM Partners, Inc.
10926 David Taylor Drive
Suite 180
Charlotte, North Carolina

Jeff C. Moser, CFA                       Portfolio Manager                      same as position at Golden
c/o Golden Capital Management            and Principal of GCM Partners, Inc.
10926 David Taylor Drive
Suite 180
Charlotte, North Carolina

Jonathan W. Cangalosi                    Director of Sales and Marketing        same as position at Golden
c/o Golden Capital Management            and Principal of GCM Partners, Inc.
10926 David Taylor Drive
Suite 180
Charlotte, North Carolina

Lynette W. Alexander                     Director of Operations                 same as position at Golden
c/o Golden Capital Management
10926 David Taylor Drive
Suite 180
Charlotte, North Carolina

GCM Partners, Inc.                       Manager, Member - 25% Ownership
10926 David Taylor Drive                 Interest
Suite 180
Charlotte, North Carolina

Strategic Investment Group               Member - 50% Ownership Interest
  Ventures, LLC
1001 19th Street North, 16th Floor
Arlington, VA  22209

Smith Asset Management Group, LP         Member - 25% Ownership Interest
200 Crescent Court, Suite 850
Dallas, TX  75201


         The aggregate amount of sub-advisory fees paid to SAMG for the Fund for the period August 3, 2000 (Fund inception date) through September 30, 2000 was $11,953. For the fiscal year ended September 30, 2000, SAMG did not waive or otherwise reduce the compensation to which it was entitled for providing investment sub-advisory services to the Fund. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers.

         Other Information

         Funds Management serves as the Fund's investment advisor. Funds Management also serves as the Fund's administrator. Its address is 525 Market Street, San Francisco, California 94105. Stephens Inc. serves as the Fund's principal underwriter. Its address is 111 Center Street, Little Rock, Arkansas 72201.

                               Voting Information

         General Information

         This Proxy is being furnished in connection with the solicitation of proxies for the Meeting by the Board. It is expected that the solicitation of proxies will be primarily by mail. Officers of the Trust also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy by mail, by marking, signing, dating and returning the enclosed proxy ballot in the enclosed postage-paid envelope. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Trust a written notice of revocation addressed to the Trust, at the address shown on the cover page of this Proxy, or a subsequently executed proxy or by attending the Meeting and voting in person.

         Any expenses incurred in connection with the proxy solicitation will be borne by SAMG and Golden.

         Only shareholders of record at the close of business on March 16, 2001 will be entitled to vote at the Meeting. On that date, [__________] shares of the OTC Growth Fund were outstanding and entitled to be voted. Each whole and fractional share of the Fund is entitled to a whole or fractional vote.

         If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

         Quorum

         A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of the Fund entitled to vote at the Meeting.

         In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any adjournment(s).

         Shareholder Approval

         The New Agreement is being submitted for approval by the Fund's shareholders at the Meeting pursuant to the charter documents of the Trust, and was unanimously approved by the Board at a meeting held on February 6, 2001. The 1940 Act requires that the New Agreement be approved by a "majority of the outstanding shares" of the Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund. If the New Agreement is not approved, the Board will consider what further action is appropriate.

         Principal Shareholders

         The table below shows the name, address and share ownership of each person known to the Trust to own 5% or more of the shares of the Fund as of March 16, 2001. Each shareholder is known to own of record the shares indicated below.


                                      Amount of        Percentage of  Percentage
       Name and Address             Shares Owned           Class        of Fund

Wells Fargo Bank [MN]               [___________]        [99.12%]       [99.12%]
FBO WF Growth-Equity Fund
P.O. Box 1533
Minneapolis, MN  55480


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. Because a substantial majority of the Fund's shares is owned by the Wells Fargo Growth-Equity Fund, it effectively controls the outcome of the vote on the proposal.

         As of September 30, 2000, the officers and trustees of the Trust, as a group, owned less than 1% of the shares of the Fund.

         Annual Meeting of Shareholders

         The Trust does not hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Proxy.


                                      * * *

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE ASKED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S SEPTEMBER 30, 2000 ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO:
WELLS FARGO FUNDS TRUST, P.O. BOX 8266, BOSTON, MA 02266-8266 OR BY TELEPHONE AT 1-800-222-8222, OPTION 5.

                                  PROXY BALLOT

                                 OTC GROWTH FUND

                             WELLS FARGO FUNDS TRUST
                                525 MARKET STREET
                             SAN FRANCISCO, CA 94105


         By my signature below, I appoint [DOROTHY PETERS and CHRISTOPHER BELLONZI] (officers of WELLS FARGO FUNDS TRUST (THE "TRUST") as my proxies and attorneys to vote all Fund shares of the portfolio identified below that I am entitled to vote at the Special Meeting of Shareholders of WELLS FARGO FUNDS TRUST to be held at 525 MARKET ST., 10TH FLOOR, SAN FRANCISCO, CALIFORNIA on THURSDAY, MAY 31, 2001, [10:30 a.m.] PACIFIC time, and at any adjournments of the Meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of special shareholders meeting and the PROXY STATEMENT DATED MARCH __, 2001.

         ThE proxies shall vote my shares according to my instructions given below with respect to the proposal. If i do not provide an instruction, i understand that the proxies will vote my shares in favor of the proposal. the proxies will vote on any matter NOT DESCRIBED in the PROXY STATEMENT that may arise in the meeting according to their best judgment.


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

         1. To approve a new investment sub-advisory agreement with Golden Capital Management, LLC.


                  [   ]  FOR      [   ]  AGAINST        [   ]  ABSTAIN


OTC Growth Fund                         ______________________________
                                           Signature of Shareholder

No. of Shares _______________           ______________________________
                                                    Date


NOTE: Please make sure that you complete, sign and date your proxy BALLOT. Please sign Exactly as your name APPEARS ON YOUR ACCOUNT. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.


For your convenience, you may vote by enclosing the proxy ballot in the enclosed postage paid envelope.